UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2019 (September 16, 2019)

ALLERGAN PLC

(Exact name of Registrant as specified in its charter)

Ireland	001-36867	98-1114402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clonshaugh Business and Technology Park

Coolock, Dublin, D17 E400, Ireland

(Address of principal executive offices)

(862) 261-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share, par value $0.0001 per share	AGN	New York Stock Exchange
Floating rate notes due 2020	AGN20A	New York Stock Exchange
0.500% notes due 2021	AGN21	New York Stock Exchange
1.500% notes due 2023	AGN23A	New York Stock Exchange
1.250% notes due 2024	AGN24A	New York Stock Exchange
2.625% notes due 2028	AGN28	New York Stock Exchange
2.125% notes due 2029	AGN29	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

As previously announced, on June 25, 2019, Allergan plc, an Irish public limited company (“Allergan”), entered into a transaction agreement (the “Transaction Agreement”) by and among Allergan, AbbVie Inc., a Delaware corporation (“AbbVie”), and Venice Subsidiary, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of AbbVie (“Acquirer Sub”). Under the terms of the Transaction Agreement, Acquirer Sub will acquire Allergan pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014 (the “Act”) and the capital reduction under Sections 84 and 85 of the Act.

The transaction was announced in an announcement pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 (as amended) (the “Irish Takeover Rules”). In connection with the transaction, Allergan filed a definitive proxy statement on September 16, 2019, and Allergan has commenced mailing to its shareholders the definitive proxy statement, together with the Profit Forecast Documents (as defined below).

Profit Forecast Documents

In accordance with the Irish Takeover Rules, where Allergan or AbbVie give earnings guidance (known as a “profit forecast” under the Irish Takeover Rules), that profit forecast must be repeated in the proxy statement sent to Allergan shareholders and certain attestations to that profit forecast must also be provided. As Allergan has previously publicly disclosed a profit forecast for the financial year ending December 31, 2019 and AbbVie has previously publicly disclosed a profit forecast for the quarter ending September 30, 2019 and for the financial year ending December 31, 2019, these profit forecasts have been repeated in the definitive proxy statement on pages 213 and 216 respectively, and also are repeated in letters from each of Allergan and AbbVie (together, the “Profit Forecast Documents”) being mailed to Allergan shareholders with the definitive proxy statement. In addition to setting out such profit forecasts for Allergan and AbbVie, the Profit Forecast Documents include (1) in the case of Allergan, a report from Allergan’s reporting accountants, PricewaterhouseCoopers Ireland (the “PwC Ireland Report”), confirming that the Allergan profit forecast has been properly compiled on the basis of the assumptions set out in the Allergan profit forecast and the basis of accounting used is consistent with the accounting policies of Allergan, and a report from Allergan’s financial advisor, J.P. Morgan Securities LLC (the “J.P. Morgan Report”), confirming that the Allergan profit forecast has been made with due care and consideration, each report prepared solely for the purpose of complying with Rule 28.3 of the Irish Takeover Rules, and (2) in the case of AbbVie, a report from AbbVie’s reporting accountants, PricewaterhouseCoopers LLP (“PwC UK”) confirming that the AbbVie profit forecast has been properly compiled on the basis of the assumptions set forth in the AbbVie profit forecast and the basis of accounting used is consistent with the accounting policies of AbbVie, and a report from AbbVie’s financial advisor, Morgan Stanley & Co. International plc, confirming that the AbbVie profit forecast has been made with due care and consideration, each report prepared solely for the purpose of complying with Rule 28.3 of the Irish Takeover Rules.

Allergan is furnishing the PwC Ireland Report and the J.P. Morgan Report, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	PricewaterhouseCoopers Ireland Report

99.2	J.P. Morgan Report

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

NO OFFER OR SOLICITATION

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this report is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed acquisition, Allergan has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive Proxy Statement on September 16, 2019, which includes the Scheme Document. BEFORE MAKING ANY VOTING DECISION, ALLERGAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Allergan’s shareholders and investors are able to obtain, without charge, a copy of the preliminary Proxy Statement, the definitive Proxy Statement, the Scheme Document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov/edgar.shtml. Allergan’s shareholders and investors may also obtain, without charge, a copy of the Proxy Statement, including the Scheme Document, and other relevant documents by contacting MacKenzie Partners Inc., 1407 Broadway – 27th Floor, New York, New York 10018 or by calling MacKenzie Partners Inc. at (212) 929-5500 (Call Collect) or (800) 322-2885 (Call Toll-Free) or by emailing MacKenzie Partners at proxy@mackenziepartners.com or by requesting them in writing or by telephone from Allergan at the following address, email or telephone number: Allergan plc, 5 Giralda Farms, Madison, New Jersey 07940, Attn: Investor Relations; (862) 261-7000 or from Allergan’s website, www.allergan.com.

PARTICIPANTS IN THE SOLICITATION

Allergan and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of Allergan in respect of the transactions contemplated by the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Allergan in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement filed with the SEC on September 16, 2019. Information regarding Allergan’s directors and executive officers is contained in Allergan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 22, 2019, which are filed with the SEC, and certain of Allergan’s Current Reports on Form 8-K, filed with the SEC on February 19, 2019, March 22, 2019 and May 1, 2019.

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, the difficulty of predicting the timing or outcome of FDA approvals or actions, if any, the impact of competitive products and pricing, market acceptance of and continued demand for Allergan’s products, the impact of uncertainty around timing of generic entry related to key products, including RESTASIS®, on our financial results, risks associated with divestitures, acquisitions, mergers and joint ventures, risks related to impairments, uncertainty associated with financial projections, projected debt reduction, projected cost reductions, projected synergies, restructurings, increased costs, and adverse tax consequences, difficulties or delays in manufacturing; risks related to the proposed transaction, such as, but not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this report could cause AbbVie’s plans with respect to Allergan or Allergan’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this report are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Additional information about economic, competitive, governmental, technological and other factors that may affect Allergan is set forth in Allergan’s periodic public filings with the SEC, including, but not limited to, Allergan’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, and, from time to time, Allergan’s other investor communications, in each case, the contents of which are not incorporated by reference into, nor do they form part of, this report.

Any forward-looking statements in this report are based upon information available to Allergan and/or its board of directors, as the case may be, as of the date of this report and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Allergan nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Allergan or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Statement Required by the Irish Takeover Rules

The Allergan directors accept responsibility for the information contained in this report. To the best of the knowledge and belief of the Allergan directors and the independent Allergan directors (who have taken all reasonable care to ensure such is the case), the information contained in this report for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allergan plc

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	EVP and Chief Legal Officer and Corporate Secretary

Dated: September 16, 2019